Filed pursuant to Rule 497(a)

Registration No. 333-237460 Rule 482ad

May 7, 2020

Dear Stockholder:

Bain Capital Specialty Finance, Inc. (NYSE: BCSF, the “Company”, “our” or “we”) announced a transferable rights offering to purchase shares of its common stock. To assist stockholders, set forth below are answers to frequently asked questions in connection with the announced rights offering.

The questions and answers below highlight only selected information in connection with the rights offering. They do not contain all of the information that may be important to you. Please refer to the N-2 registration statement filed with the U.S. Securities and Exchange for more detail.

IMPORTANT DATES TO REMEMBER

Record Date	May 13, 2020 (unless the offer is extended)
Subscription Period	From May 14, 2020 to June 5, 2020
Expiration Date	June 5, 2020 (unless the offer is extended)
Deadline for Delivery of Subscription Certificates and Payment for Shares	June 5, 2020 at 5:00 p.m. EST (unless the offer is extended)
Deadline for Delivery of Notice of Guaranteed Delivery	June 5, 2020 at 5:00 p.m. EST (unless the offer is extended)
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	June 9, 2020 at 5:00 p.m. EST(unless the offer is extended)

FREQUENTLY ASKED QUESTIONS

TRANSACTION RATIONALE

1.	Why is BCSF conducting a rights offering?

After careful consideration with BCSF’s Board of Directors, we announced a rights offering to our stockholders. We believe strengthening BCSF’s balance sheet is a prudent and necessary course of action in the uncertain market environment in which we are operating as it will allow us to seek to maximize long-term stockholder value. The capital raised in the rights offering will allow BCSF to strengthen its balance sheet during these uncertain times by:

•      De-Leveraging the Company’s Balance Sheet: The new equity capital will initially be used to repay outstanding indebtedness in order to continue to maintain an appropriate level of debt in a challenging environment. While the Company is currently in compliance with its debt requirements under its existing credit facilities and regulatory debt requirements, the capital will provide for greater cushion and increased flexibility.

•     Capital Resources to Support Existing Portfolio Companies: Given the global pandemic, many businesses are shut down. As such, even companies with strong balance sheets and value propositions may be in need of capital support as a result of COVID-19. We are focused on liquidity measures to position BCSF to support these portfolio companies and not impact their long-term value propositions. We believe having capital to support existing portfolio companies can help optimize outcomes for stockholders.

•     New Opportunistic Investments Resulting from Dislocation: In periods of extreme market volatility and dislocations, there are often undervalued investments that become available on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. Having additional capital to take advantage of these opportunities can provide for compelling risk-adjusted return opportunities. Depending on the Company’s leverage profile, and if excess capital permits, we may seek to opportunistically pursue new investment opportunities to grow the Company’s net investment income and expand return on equity.

2.	What are the proceeds of the offering being used for?

 The Company expects to use the net proceeds of this offering primarily to (i) repay outstanding indebtedness, including indebtedness under the BCSF Revolving Credit Facility and the JPM Credit Facility in an aggregate amount equal to at least $100 million, in order to continue to maintain an appropriate level of debt in a challenging market environment, (ii) support existing portfolio companies particularly in light of current market conditions, and (iii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that the BCSF Advisors, LP (the “Advisor”) believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions.

3.	Did the Company and its Board of Directors consider other alternatives to a rights offering? We, and our Board of Directors, considered several factors, including other capital raising options and we believe the terms of the rights offering provides for the best structure due to the following net benefits:

•      A rights offering minimizes the dilution impact for existing stockholders as it allows for existing stockholders to subscribe for their pro rata rights; otherwise, equity offerings can be further dilutive as new stockholders are diluting existing stockholders.

•      The rights offering has been structured as a 1:4 offering (e.g. one share of common stock for every four rights held). The size of this offering minimizes the dilution impact for stockholders and currently provides sufficient liquidity for the Company to navigate these uncertain times.

•      The rights offering has been structured with a transferable right, allowing for stockholders to monetize, in part, the value of their rights if they do not exercise their rights.

4.	Is the Company’s Advisor providing any support in the offering?

Yes. Certain affiliates of the Advisor have indicated that they intend to fully exercise their rights and over-subscribe in order to make an aggregate investment of up to $50 million in shares of our common stock. Any over-subscription by affiliates of the Advisor will be effected only after the pro rata allocation of shares to (i) record date holders (other than affiliates of the Advisor) who fully exercise all rights issued to them and (ii) any non-record date rights holder (other than an affiliate of the Advisor) who exercises rights. Accordingly, there can be no assurance that certain affiliates of the Advisor will acquire any shares of our common stock through their exercise of over-subscription privileges.

MECHANICS AND PRICING

1.	Who is entitled to receive the rights?

We are issuing rights to stockholders of record, or record date stockholders, as of May 13, 2020.

2.	How many rights are record date stockholders entitled to?

Record stockholders will receive one right for each share of common stock owned on the record date. The rights will entitle the holders to purchase one new share of common stock for every four rights held.

3.	Will fractional shares be issued?

We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of four.

For example, if a stockholder holds 12 shares of common stock on the record date, the stockholder will receive 12 rights. Every four rights entitles a stockholder to purchase 1 share of common stock. That holder may exercise all 12 rights for 3 shares.

If a stockholder holds 15 shares of common stock on the record date, the stockholder will receive 15 rights. If that holder exercises all 15 rights, it will still equal a purchase of 3 shares of common stock. The same stockholder could purchase a 16th right in the open market, in order to exercise his/her rights for 4 shares of our common stock.

If a stockholder holds 10 shares of common stock on the record date, the stockholder will receive 10 rights which would be exercisable for 2 shares of common stock. Since the rights are transferable, the same stockholder could seek to sell 2 of his/her rights in the open market under the ticker “BCSF RT” to monetize value and exercise his/her remaining 8 rights for 2 shares of common stock.

4.	What is the subscription price?

The subscription price for the shares to be issued pursuant to the rights offering will be 92.5% of the volume-weighted average of the market price of the Company’s shares of common stock on the New York Stock Exchange (NYSE) for the five consecutive trading days ending on the expiration date.

5.	Will I know the subscription price before I have to exercise my rights?

Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares of common stock pursuant to their primary subscription rights or pursuant to the over- subscription privilege will generally not know the actual subscription price of those shares when they make that decision.

6.	Why do I have to pay an estimated subscription price?

Because the subscription price is based on the volume-weighted average of the market price of the Company's shares of common stock on the NYSE for the five consecutive trading days ending on the expiration date.

7.	What happens if the estimated subscription price is more than the actual subscription price?

Any excess payment will be refunded to you. No interest will be paid on any amounts refunded.

8.	What happens if the estimated subscription price is less than the actual subscription price?

You will be required to pay any deficiency within 10 business days after the confirmation date. The additional amount will be equal to the difference between the estimated subscription price and the actual subscription price multiplied by the total number of shares subscribed for and issued to you (including pursuant to the over-subscription privilege). If the full number of shares that you have subscribed for pursuant to the over-subscription is not available, the estimated subscription price you paid for those shares will be applied to reduce any deficiency owed to you.

9.	How do I exercise my rights?

Rights are evidenced by subscription certificates that, except as described below for “Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede & Co. (Cede) or any other depository or nominee on their behalf, to Cede or such depository or nominee.

Rights may be exercised by completing and signing the subscription certificate that accompanies the prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date.

Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the second business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent on or prior to the expiration date (unless payment is effected by means of a notice of guaranteed delivery) at the offices of the subscription agent.

Foreign Stockholders:

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.

10.	Do I have to exercise my rights?

No. You are not required to exercise any rights, purchase any shares or otherwise take any action in response to the offering. If you do not exercise your rights prior to the expiration date, you will lose any value represented by them.

If you choose not to participate in the offering, you should expect to own a smaller interest in the Company upon completion of the offering.

11.	Are my rights transferable?

Yes, your rights are transferable until the close of trading on June 4, 2020 (or, if the offering is extended by the Company in its sole discretion, until the close of trading on the trading day immediately prior to the extended expiration date).

12.	How do I sell my rights?

We have applied to list the rights on the NYSE under the symbol “BCSF RT”.

While the dealer managers will work to ensure that an adequate trading market for the rights will exist, no assurance can be given that a market for the rights will develop.

Trading in the rights on the NYSE is expected to be conducted beginning on or about May 15, 2020. The rights are transferable and are expected to continue trading until and including June 4, 2020 (or if the offering is extended, until the trading day immediately prior to the extended expiration date).

Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights. The rights offering may be terminated by us at any time. If we terminate the offering you will not be refunded any amounts paid to purchase rights on the NYSE.

13.	What is the over-subscription privilege?

Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock that were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. Once over-subscription privileges exercised by record date stockholders have been met, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations.

14.	Does exercising my rights involve any risk?

Exercising your rights means buying additional shares of the Company’s common stock at the subscription price, which will not be known until the close of trading on the expiration date. If the subscription price per share is substantially less than the current NAV per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our NAV per share, then all stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights.

Among other things, you should carefully review and consider the risks described under the heading “Risk Factors” beginning on page 25 of the prospectus.

15.	Can the Company change or terminate the offering?

We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment. In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby.

If this rights offering is terminated, all rights will expire without value, and the subscription agent will return as soon as practicable all exercise payments, without interest. In addition, no amounts paid to acquire the rights on the NYSE or otherwise will be returned.

16.	What if I want to participate, but my shares are held in the name of a broker-dealer, bank or other nominee?

You must contact them and instruct them to exercise your rights on your behalf.

TIMELINE

1.	When will I receive my rights?

Rights will be mailed, accompanied by a prospectus, to record date stockholders or, if a record date stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. If you hold your shares through a broker-dealer, bank or other nominee, you should contact them for information regarding when the rights will appear in your account.

2.	When can I exercise my rights?

Rights may be exercised at any time during the subscription period, which commences on May 14, 2020 and ends at 5:00 p.m., EST, on June 5, 2020, unless extended by the Company in its sole discretion. The rights will expire on the expiration date and may not be exercised afterwards.

3.	How soon must I act?

The offering will expire at 5:00 p.m., EST, on June 5, 2020, unless extended by the Company in its sole discretion. The rights will expire then and may not be exercised afterwards.

4.	If I exercise my rights, when will I receive a confirmation statement?

No later than June 25, 2020 (or, if the offering is extended by the Company in its sole discretion, within 20 business days after the extended expiration date), the subscription agent will send to each participating rights holders (or, if rights are held by a nominee, to such nominee) a confirmation statement.

5.	When does my subscription certificate and payment have to be received if I deliver a notice of guaranteed delivery?

For your notice of guaranteed delivery to be honored, your subscription certificate and payment must be received by the subscription agent at or prior to 5:00 p.m., EST, on June 9, 2020 (or if the offering is extended by the Company in its sole discretion, at or prior to 5:00 p.m., EST, on the second business day after the extended expiration date.

6.	When will I receive my new shares?

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan.

Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to stockholders who hold shares in certificated form, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment. With respect to all other stockholders, the ownership of shares purchased will be uncertificated and noted in book-entry form. The number of shares purchased will be shown on such stockholders’ statement of account.

PAYMENT

1.	How do I make payment for shares?

Participating rights holders may choose between the following methods of payment:

(1)	A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on an estimated subscription price per share of $9.46. To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by American Stock Transfer & Trust Company, LLC (AST), the subscription agent, at the address set forth below, on or prior to the expiration date.

American Stock Transfer & Trust Company, LLC

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

(2)	A participating rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent on or prior to close of business on the second business day after the expiration date.

All payments by a participating rights holder must be in U.S. dollars by check or bank draft drawn on a bank or branch located in the United States and payable to AST, as subscription agent.

A participating rights holder may also wire the transfer of immediately available funds directly to the account maintained by AST, as subscription agent, for purposes of accepting subscriptions in this rights offering at:

JPMorgan Chase
SWIFT Code – CHASUS33
ABA # 021000021
Account # 530-354616 American Stock Transfer FBO Bain Capital Specialty Finance, Inc., with reference to the rights holder’s name

The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

2.	Will I receive interest on any payments I make?

No.

3.	What fees or charges apply if I purchase shares?

The Company is not charging any fee or sales commission. If you hold your rights through a broker- dealer, bank or other nominee, you are responsible for paying any fee or sales commission they charge.

OTHER

1.	What should I do if I have other questions about the offer?

Any questions or requests for additional copies of the prospectus, subscription certificates or notices of guaranteed delivery may be directed to the information agent:

AST Fund Solutions, LLC

48 Wall Street, 22nd Floor

New York, New York 10005

Phone: (800) 207-2872

Stockholders may also contact their broker-dealer, bank or other nominee.

2.	Where can I obtain more information about the Company?

The most current information about the Company can be found in the prospectus. The Company’s filings with the SEC (including the prospectus), press release, earnings releases and other financial information are available on its website at http://www.baincapitalbdc.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Bain Capital Specialty Finance, Inc. before investing. The prospectus contains this and other important information you should know before investing in the rights. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available by written or oral request and free of charge by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, on our website at http://www.baincapitalbdc.com, or by calling us collect at (617) 516-2350. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of the prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Rights Offering Information Subject to Completion

The information in this press release and the N-2 registration statement regarding the rights offering is not complete and may be changed. We may not sell these securities until the N-2 registration statement filed with the U.S. Securities and Exchange Commission is effective. This letter is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Forward-Looking Statements

This letter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this letter may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the U.S. Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this letter.